UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Summit GNMA Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Fixed income markets recorded modest overall gains in the first half of our fiscal year as long-term interest rates first rose sharply but then retraced almost all of the increase in early 2014. The Summit GNMA Fund, which is being merged into the GNMA Fund as of this writing, recorded a modest gain in this environment despite the Federal Reserve’s decision to reduce its purchases of GNMAs and other mortgage-backed securities. The Summit Cash Reserves Fund, like many of its peers, was flat for the period as Fed policy continued to hold very short-term interest rates near 0%.

ECONOMY AND INTEREST RATES

The U.S. economy expanded over the first half of our fiscal year, although many expect that final data will show a period of moderate contraction early in 2014. Encouragingly, the unemployment rate fell sharply, from 7.0% in November 2013 to 6.3% in April 2014. As has been the case for several years now, some of the decline was due to discouraged workers leaving the labor force, but decent payroll gains throughout most of the period also helped. The manufacturing and services sectors continued to expand at a decent clip, although the recovery in the housing sector slowed as higher mortgage rates discouraged refinancing and first-time buyers entered the market at a slower rate than anticipated.

Several economic indicators slumped early in 2014, but many attributed the slowdown to the severe winter weather across much of the country, which dampened retail traffic and delayed construction projects. According to the latest data, the economy expanded at an annualized rate of 2.6% in the fourth quarter of 2013 but then slowed to a crawl, growing at a rate of only 0.1% in the first quarter—a figure that many economists expect will be revised even lower. Better manufacturing and sales data in March and April raised hopes of a springtime “thaw,” however, and most observers expected faster growth later in the year.

Indeed, Federal Reserve policymakers were among those who saw more solid underpinnings for the economy in 2014. Citing an improved labor market, the Federal Reserve indicated early in our fiscal year that it would begin reducing the downward pressure it had applied on long-term interest rates in an effort to stimulate growth. Policymakers announced that they would begin tapering the central bank’s purchases of long-term assets—namely, Treasury bonds and mortgage-backed securities—thereby reducing demand and allowing yields to rise. The change in policy would also be guided by new Fed Chair Janet Yellen, who was confirmed in early January to replace Ben Bernanke.

Long-term Treasury yields increased as the change in the path of Fed policy became clear in late 2013, but yields surprised many by reversing course and heading lower in early 2014. The winter slowdown in the U.S. economy was one important factor in the decline. Another driver was a significant weakening in the growth of China and other emerging markets, which appeared for a time to be accompanied by a renewed capital flight from fragile developing economies. While fears of another emerging markets currency crisis soon abated, Russia’s incursion into the Crimea region of Ukraine in early March fostered a further “flight to safety” in Treasuries and other low-risk assets. Meanwhile, very short-term yields stayed near 0%, as most investors remained convinced that the Federal Reserve would not guide them higher until 2015, at the earliest.

SUMMIT CASH RESERVES FUND
Your fund returned 0.00% over the first half of its fiscal year ended April 30, 2014. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield. While performance comparisons in this environment are difficult, the fund’s longer-term returns have compared favorably with other taxable money funds. Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 42 of 223, 67 of 217, 61 of 205, and 16 of 171 money market funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2014, respectively. (Past performance cannot guarantee future results.)

Although the beginning of the Fed’s tapering of its asset purchase program was a leading story in fixed income markets over the past six months, the very short-term securities in which we invest felt no impact from the change in policy. Rather, money market rates remained closely tied to the federal funds rate, currently targeted at between 0.00% and 0.25%. Short-term rates are unlikely to rise significantly until the Fed signals that a short-term benchmark rate raise is imminent.

Our market did, however, feel some impact from another bout of uncertainty caused by U.S. lawmakers’ indecisiveness regarding budget negotiations and debt ceiling issues in February. As they had in the summer of 2011 and fall of 2013, worries grew that a deadlocked Congress might not permit the repayment of short-term Treasury obligations that were coming due, but the price volatility was much milder this time. The downward pressure on prices was quickly ameliorated when the government voted to suspend the debt ceiling until March 2015.

Excluding the temporary sell-off in Treasury bills caused by the budget negotiations, the reporting period saw continued low rates. Three-month LIBOR, a benchmark interbank lending rate, continued its slow descent, dropping from 0.25% to 0.22% over the reporting period. LIBOR is the basis for pricing many money market instruments, so we have seen lower rates across all money market products. Three-month Treasury bills have traded in a range between 0.01% and 0.10%, while one-year bills have fluctuated between 0.09% and 0.15%. The overwhelming demand for high-quality, liquid investments has led to very minimal differences in yields between the shortest-term securities and those with slightly longer maturities in recent years.

Repurchase agreements continue to play an important role in the portfolio, as they provide another way to obtain high liquidity and quality. During the period, we started entering into repurchase agreements with the Federal Reserve as counterparty at very competitive rates, averaging around 0.05%. With pending bank regulatory reform, we expect the Federal Reserve to increasingly supplant banks and dealers as a source of supply of such agreements. Municipal variable rate securities also remain a sizable portion of the portfolio, although rates on these investments have dropped slightly and averaged 0.06% over the reporting period.

The Fed’s own forecasts suggest that short-term interest rates will move higher in the middle of 2015. With that time frame just beginning to enter into the investment horizon of the fund, we are quite cognizant that some money market rates may move higher in anticipation of a rate hike. For now, we are maintaining the same strategy that has been successful in the recent past and keeping the fund’s weighted average maturity longer than that of the competitor average. If, in our opinion, the likelihood of rate hikes begins to increase, we may focus more on the shortest-term securities in order to be able to reinvest in higher-rate securities as soon as they become available. What will remain constant is our focus on principal stability, quality, and liquidity—especially in the current low interest rate environment.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 1.30% over the first half of its fiscal year ended April 30, 2014. As shown in the Performance Comparison table, the portfolio slightly trailed the Barclays U.S. GNMA Index and performed in line with its peer group average. The fund’s performance compared favorably with the majority of its peers over most time periods. Based on cumulative total return, the fund was ranked 32 of 66, 25 of 63, 26 of 60, and 22 of 50 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended April 30, 2014, respectively. (Past performance cannot guarantee future results.)

GNMAs and other agency-issued mortgage-backed securities (MBS) saw decent gains and outperformed Treasuries with similar maturities over the past six months. The sector underperformed higher-risk segments of the market, however, lagging investment-grade corporate bonds, asset-backed securities, and commercial mortgage-backed securities. Within the agency MBS segment, GNMAs underperformed those issued by Fannie Mae and Freddie Mac, and 30-year GNMAs fared worse than 15-year issues. As the Fed began to reduce its purchases of agency MBS in January, those securities that had been the target of Fed buying in previous months fared worst.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Favorable security selection helped performance relative to the benchmark over the past six months. Our sector allocations provided a smaller boost to performance, particularly our underweight position in 30-year GNMAs and a corresponding overweight to FNMAs, another type of agency MBS. As shown in the Security Diversification table, such securities represented 9% of the portfolio at the end of our reporting period.

The fund takes small positions in non-MBS securities in an attempt to diversify the portfolio and boost returns. Our modest, out-of-benchmark allocation to collateralized mortgage obligations weighed on returns somewhat. In terms of our interest rate positioning, our overweight allocation to securities maturing in five years weighed on returns, as these underperformed long-term issues.

OUTLOOK

While we believe that fixed income securities still deserve a place in most investors’ portfolios, opportunities in most segments appear limited over the short and intermediate terms. Barring unusual and unforeseen events, yields are likely to resume rising in the coming months as the global economy continues its slow recovery, which will put pressure on the prices of MBS and other longer-term bonds. In the meantime, short-term securities are likely to continue offering very minimal returns. Our focus in this environment will be on using our careful, in-house research to find appropriate investments, and we will avoid reaching for the little additional yield that is available by taking undue risks.

As explained in the sidebar below, this will be the last report of the Summit GNMA Fund, but we look forward to communicating soon with those of you becoming shareholders of the GNMA Fund, which has a fiscal year ending May 30, 2014. Shareholders of the Summit Cash Reserves Fund should expect to hear from Joe Lynagh as usual following the end of its fiscal year on October 31, 2014.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 16, 2014

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

CLOSURE OF SUMMIT GNMA FUND

As you are aware, shareholders recently voted to close the Summit GNMA Fund and merge its assets into the GNMA Fund, which has a substantially similar investment objective and strategy, as of May 19, 2014. The combined fund will remain managed by Andrew C. McCormick. As we explained in our last report, we believe that combining the two funds should result in lower operating costs, meaning that Summit GNMA Fund shareholders will benefit from a potentially lower expense ratio. Shareholders will also benefit from the lower initial minimum investment in the GNMA Fund that remains $2,500 for regular accounts and $1,000 for IRA accounts. The merger will result in a tax-free exchange, with Summit GNMA Fund shareholders retaining the same tax basis in their newly acquired shares in the GNMA Fund. Shareholders of the Summit Cash Reserves Fund will not be affected by the merger.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause the share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial, rather than residential, properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
ASSET-BACKED SECURITIES 0.3%		
Whole Loans Backed 0.3%		
Invitation Homes Trust Series 2013-SFR1, Class A, CMO, ARM 1.40%, 12/17/30 (1)	328	329
Total Asset-Backed Securities (Cost $328)		329
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.8%		
Home Equity Loans Backed 0.0%		
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	59	53
		53
Whole Loans Backed 0.8%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.682%, 2/25/34	35	34
Bank of America Mortgage Securities Series 2004-I, Class 3A2, ARM 2.746%, 10/25/34	9	9
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.756%, 11/25/35	97	88
Invitation Homes Trust Series 2013-SFR1, Class A, CMO, ARM 1.40%, 12/17/30 (1)	328	329
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	848	797

Wells Fargo Mortgage-Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 4.689%, 6/25/34	67	68
		997
Total Non-U.S. Government Mortgage-Backed Securities (Cost $1,058)		1,050

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 107.4%

U.S. Government Agency Obligations 9.4% (2)

Federal Home Loan Mortgage		
2.50%, 1/1 - 7/1/43	227	212
3.00%, 6/1/43	356	347
6.50%, 7/1/14 - 8/1/36	137	154
7.00%, 11/1/30 - 4/1/32	174	197
Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	1	—
Federal National Mortgage Assn.		
2.50%, 1/1 - 3/1/43	707	660
3.50%, 3/1/43	2,091	2,127
Federal National Mortgage Assn., ARM, 2.267%, 11/1/35	32	34
Federal National Mortgage Assn., IO, 8.50%, 4/25/22	4	1
Federal National Mortgage Assn., TBA, 3.00%, 1/1/43	8,780	8,553
		12,285

U.S. Government Obligations 98.0%

Government National Mortgage Assn.		
2.50%, 12/20/42 - 3/20/43	1,461	1,390
3.00%, 8/20/42 - 11/20/43	10,072	10,037
3.50%, 5/20/42 - 10/20/43	17,642	18,171
4.00%, 8/20/39 - 2/15/41	13,450	14,261
4.50%, 6/20/24 - 4/15/41	23,408	25,486

5.00%, 12/15/17 - 3/20/41	13,631	15,078
5.50%, 10/20/32 - 5/20/39	9,051	10,148
6.00%, 7/15/16 - 7/20/39	6,760	7,723
6.00%, 11/20/33 (3)	802	924
6.50%, 12/15/14 - 4/20/39	1,981	2,267
7.00%, 11/15/22 - 10/20/36	1,019	1,152
7.50%, 7/15/23 - 3/15/32	187	213
8.00%, 5/15/17 - 5/20/29	51	55
8.50%, 5/15/18 - 3/15/27	43	44
9.00%, 4/15/18 - 3/20/25	8	9
9.50%, 12/20/20	3	3
10.00%, 12/15/17 - 3/15/26	19	21
10.50%, 2/15/16 - 10/15/19	3	3
11.00%, 10/15/15 - 9/20/17	1	1
Government National Mortgage Assn., CMO		
4.00%, 12/20/30 - 7/20/41	4,445	4,670
4.75%, 7/16/38	375	416
Government National Mortgage Assn., CMO, PO, 3/16/28	8	8
Government National Mortgage Assn., IO		
4.00%, 5/20/33 - 2/20/39	7,490	989
4.50%, 12/20/36 - 11/20/38	14,563	1,755
Government National Mortgage Assn., TBA		
3.00%, 1/1/43	5,285	5,253
3.50%, 1/1/42	7,830	8,051
4.00%, 1/1/41	280	296
4.50%, 1/1/35	365	396
		128,820
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $139,738)		141,105

The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/14	Year Ended 10/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,631	$ 1,419
Net realized loss	(64)	(2,006)
Change in net unrealized gain / loss	21	(2,426)
Increase (decrease) in net assets from operations	1,588	(3,013)
Distributions to shareholders		
Net investment income	(2,364)	(6,620)
Net realized gain	–	(564)
Tax return of capital	–	(338)
Decrease in net assets from distributions	(2,364)	(7,522)
Capital share transactions*		
Shares sold	3,228	26,925
Distributions reinvested	2,021	6,452
Shares redeemed	(23,789)	(103,905)
Decrease in net assets from capital share transactions	(18,540)	(70,528)
Net Assets		
Decrease during period	(19,315)	(81,063)
Beginning of period	150,721	231,784
End of period	**$ 131,406**	**$ 150,721**
Overdistributed net investment income	(1,159)	(427)
*Share information		
Shares sold	336	2,700
Distributions reinvested	210	649
Shares redeemed	(2,476)	(10,542)
Decrease in shares outstanding	(1,930)	(7,193)

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

In the prior year ended October 31, 2013, the fund corrected its accounting for stripped mortgage-backed securities (interest-only and principal-only strips) and related income. The correction reversed interest income over-accrued in previous years, in the amount of approximately $1,191,000 (0.79% of net assets as of October 31, 2013), and had a corresponding increase to unrealized gain/loss on securities. The correction had no effect on the fund’s net assets, total return, or distributions for any year.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of April 30, 2014, the fund held interest rate futures with cumulative unrealized gain of $8,000 and cumulative unrealized loss of $2,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended April 30, 2014, the fund recognized $107,000 of realized gain on Futures and a $71,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of April 30, 2014, securities valued at $57,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2014, the fund’s exposure to futures, based on underlying notional amounts, was generally between 3% and 15% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of April 30, 2014, no collateral had been posted by the fund to counterparties for TBAs. Collateral pledged by counterparties to the fund for TBAs consisted of $172,000 cash as of April 30, 2014.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $330,000 and $1,073,000, respectively, for the six months ended April 30, 2014. Purchases and sales of U.S. government securities aggregated $177,245,000 and $197,376,000, respectively, for the six months ended April 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2014, the fund had $5,537,000 of available capital loss carryforwards.

At April 30, 2014, the cost of investments for federal income tax purposes was $152,110,000. Net unrealized gain aggregated $1,318,000 at period-end, of which $3,049,000 related to appreciated investments and $1,731,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - SUBSEQUENT EVENT

On May 19, 2014, substantially all of the assets of the fund were acquired by the T. Rowe Price GNMA Fund, pursuant to the Agreement and Plan of Reorganization dated January 31, 2014, and approved by fund shareholders on April 30, 2014. The acquisition provides fund shareholders exposure to the same investment strategy with a potentially lower expense ratio. The acquisition was accomplished by a tax-free exchange of 13,478,201 shares of the T. Rowe Price GNMA Fund, with a value of $129,660,000, for all 13,358,227 shares of the fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, May 16, 2014.

Tax Information (Unaudited) for the Fund’s Final Tax Year Ended 5/19/14

We are providing this information as required by Section 19 of the Investment Company Act of 1940. The amounts below reflects the tax character of distributions from other than net investment income and may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $572,000 in excess of fund taxable income that is a return of capital for tax purposes.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. The Board also noted that the fund’s shareholders approved a merger under which all assets of the fund would be transferred to the T. Rowe Price GNMA Fund. The merger was expected to be consummated on or around May 19, 2014, at which point assets of the fund would have been liquidated and there would no longer be a need to maintain the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-year, 5-year, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund, in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder) through the completion of the fund’s merger. The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014